UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________
FORM 8-K
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		June 16, 2020
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Mastercard Incorporated
(Exact name of registrant as specified in its charter)
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Delaware	001-32877	13-4172551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2000 Purchase Street		10577
Purchase,	NY
(Address of principal executive offices)		(Zip Code)
(914)	249-2000
(Registrant's telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange of which registered
Class A Common Stock	MA	New York Stock Exchange
1.100% Notes due 2022	MA22	New York Stock Exchange
2.100% Notes due 2027	MA27	New York Stock Exchange
2.500% Notes due 2030	MA30	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Item 5.07 Submission of Matters to a Vote of Security Holders.

Mastercard Incorporated (“Mastercard”) held its Annual Meeting of Stockholders on June 16, 2020 (the “Annual Meeting”). Holders of Class A common stock at the close of business on April 20, 2020 (the “Record Date”) were entitled to vote at the Annual Meeting. A total of 876,145,830 shares of Class A common stock, constituting a quorum, were represented in person or by proxy at the Annual Meeting. The votes cast with respect to the matters voted upon at the Annual Meeting are set forth below:

1. The holders of Class A common stock elected the following individuals to serve on the Board as directors for a one-year term expiring on the date of Mastercard’s 2021 annual meeting of stockholders:

Director	For	Against	Abstain	Broker Non-Votes
Richard Haythornthwaite	745,583,729	65,054,350	6,149,392	59,358,359
Ajay Banga	813,412,821	2,898,514	476,136	59,358,359
Richard K. Davis	799,886,158	16,379,106	522,207	59,358,359
Steven J. Freiberg	789,000,316	27,278,744	508,411	59,358,359
Julius Genachowski	807,490,912	8,769,639	526,920	59,358,359
Choon Phong Goh	748,961,153	67,300,094	526,224	59,358,359
Merit E. Janow	808,856,500	6,762,733	1,168,238	59,358,359
Oki Matsumoto	806,758,753	8,814,465	1,214,253	59,358,359
Youngme Moon	813,554,769	2,712,461	520,241	59,358,359
Rima Qureshi	813,687,766	1,949,012	1,150,693	59,358,359
José Octavio Reyes Lagunes	803,792,046	12,490,572	504,853	59,358,359
Gabrielle Sulzberger	812,079,018	3,546,810	1,161,643	59,358,359
Jackson Tai	799,796,538	16,483,897	507,036	59,358,359
Lance Uggla	813,698,261	2,555,158	534,052	59,358,359
2. The holders of Class A common stock approved Mastercard’s executive compensation on an advisory basis:

For	Against	Abstain	Broker Non-Votes
778,607,888	37,021,496	1,158,087	59,358,359
3. The holders of Class A common stock ratified the appointment of PricewaterhouseCoopers LLP as Mastercard’s independent registered public accounting firm for 2020:

For	Against	Abstain	Broker Non-Votes
842,601,334	32,439,300	1,105,196	N/A

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCARD INCORPORATED

Date:	June 17, 2020	By:	/s/ Janet McGinness
Janet McGinness
Corporate Secretary

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